Exhibit 10.34

Below is the Call Option Agreement, dated December 2017, by and among Pure Value Trading Company (Shanghai) Limited (referred to below as “Zhifu Trading (Shanghai) Co., Ltd.”), Shufen Xiao, Xiaoli Lou and Jihuiduo Technology Limited (referrd to below as “Jihuiduo (Beijing) Technology Co., Ltd”). Certain identified information has been excluded from this exhibit because it is both immaterial and is the type that the registrant treats as private and confidential.

CALL OPTION AGREEMENT

by and among

Zhifu Trading (Shanghai) Co., Ltd.

(志福商贸（上海）有限公司)

and

Shufen Xiao

（ 肖淑芬）

and

Xiaoli Lou

(娄晓丽)

and

Jihuiduo (Beijing) Technology Co., Ltd

(积惠多(北京)科技有限公司)

___ December 2017

This CALL OPTION AGREEMENT (“Agreement”) is entered into on ___ December 2017 (“Signing Date”) in Shanghai, People’s Republic of China (“PRC”), by and among:

(1)	Zhifu Trading (Shanghai) Co., Ltd (志福商贸（上海）有限公司), a limited liability company incorporated under the laws of the PRC, with its registered a ddress at Room E06, 2nd Floor, No. 225 Fute Road North , Pilot Free Trade Zo ne, Shanghai, PRC (中国（上海）自由贸易试验区富特北路225号第二层E0 6室) (“Party A”);

(2)	Xiaoli Lou(娄晓丽), a PRC citizen and holder of identity card number [XXX] [XXXXXXX], whose residential address is at [XXXXXXXXXXXXXXXX] [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXX] (“Party B”);

(3)	Shufen Xiao(肖淑芬), a PRC citizen and holder of identity card number [XX] [XXXXXXXX], whose residential address is at [XXXXXXXXXXXXXXXX] [XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXX] (“Party C”); and

(4)	Jihuiduo (Beijing) Technology Co., Ltd(积惠多(北京)科技有限公司), a limited liability company incorporated under the laws of the PRC, with its registered address at Room 501-19, Building 49, No. 17, South Forth Jingsheng Street, Tongzhou District, Beijing, PRC (北京市通州区景盛南四街17号院49号楼5层501-19) (“Company”).

(collectively, the “Parties”, individually, a “Party”)

BACKGROUND:

A.	The Company is engaged in certain business activities in the PRC (“Business”). Party A has expertise in consulting, and Party A and the Company have entered into an Exclusive Services Agreement dated as of ___ December 2017 to provide the Company with various technical, marketing and management consulting and other services in connection with the Business.

B.	Party B and Party C respectively holds 50% of the equity interests of the Company (“Equity Interests”).

C.	Party B and Party C grants Party A the option to purchase the entire Equity Interests, and Party A is willing to accept such option, in accordance with the terms and conditions set out below.

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NOW THEREFORE, the Parties agree as follows:

1.	DEFINITIONS AND INTERPRETATIONS

1.1	Definitions. The following terms will have the meanings assigned to them below.

Business Day	means a day on which commercial banks are open for business in the PRC.

Call Notice	means the written notice to be sent by Party A to exercise the Option.

Confidential Information	means any information of a confidential nature elating to the Parties and the Company, including any confidential information concerning their respective structure, business activities (including financial information, client lists and business policies), technology, released or unreleased software or hardware products, and marketing plans, regardless of the format in which such information is stored or communicated, and including any excerpts, summaries or other derivative forms of the same.

Designated Person	means any person designated by Party A in writing.

Equity Pledge Agreement	means the Equity Pledge Agreement entered into between Party A, Party B and Party C on ___ December 2017.

Force Majeure	means any fire, flood, war, act of government or other natural or man-made event which is unforeseen by the Parties (or if foreseen, reasonably unavoidable) and which prevents the performance of this Agreement by any or all of the Parties, but excluding any shortage of credit.

Option	means the option for Party A or any Designated Person to purchase, at any time, all or part of the Equity Interests.

Loan	means a loan of RMB 500,000 extended by Party A, directly or through its affiliate, to each of Party B and Party C for Party B and Party C to in turn to contribute to the Company’s registered capital to be used by the Company to develop its business.

Security Interest	means any security, right or interest of a third party, any purchase right, right of acquisition, right of set-off, or other security arrangement, including any security interest subject to this Agreement or the Equity Pledge Agreement.

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1.2	Interpretation. Unless the context otherwise requires: (a) each accounting term not otherwise defined in this Agreement has the meaning assigned to it in accordance with the PRC GAAP, consistently applied; (b) all headings are for reference purposes only and do not affect the meaning or interpretation of any provision; (c) any reference to an Article is to an Article of this Agreement; (d) the use of the plural will include the use of the singular, and vice versa; (e) a reference to a day, month or year is to a calendar day, month or year; and (f) the words “includes” and “including” shall mean “includes, without limitation” and “including, without limitation,” as applicable, and the word “any” shall mean “any or all.”

2.	OPTION

2.1	Grant of Option. Each of Party B and Party C hereby grants to Party A the Option to acquire the Equity Interests in accordance with this Agreement. Party A may exercise the Option at any time in its sole discretion.

2.2	Procedures. To exercise the Option, Party A shall send a Call Notice to Party B and Party C setting out: (a) the amount of the Equity Interests that Party A wishes to acquire; (b) the details of the corresponding exercise price; and (c) whether the Equity Interests being purchased will be transferred to Party A or to a Designated Person.

2.3	Exercise Price

(a)	Party A may determine at its discretion the exercise price for the Equity Interests to be acquired by Party A or its Designated Person pursuant to the exercise of the Option, subject to any restrictions imposed by PRC law.

(b)	Party B and Party C shall use the entire amount of the exercise price payment from Party A exclusively to repay the Loan.

2.4	Exercise of Option Right. If Party A exercises the Option, Party B and Party C shall:

(a)	convene a shareholders’ meeting and pass the necessary resolutions to transfer the relevant portion of the Equity Interests to Party A or the relevant Designated Person; and

(b)	take, and cause the Company and its directors to take, all actions necessary to effect the Option, including executing all documents, obtaining all approvals and performing all processes necessary or desirable to transfer valid ownership of the Equity Interests to Party A or the Designated Person.

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3.	UNDERTAKINGS

3.1	Undertakings of Party B and Party C inParty C shall: Regard to the Company. Each of Party B and Party C undertakes to vote its Equity Interests in the Company and to take all other necessary actions to ensure that the Company:

(a)	does not supplement or modify its articles of association or other constituent documents, increase or decrease its existing registered capital, change its business activities, or alter its capital structure, without the prior written consent of Party A;

(b)	manages its business and handles its financial and commercial affairs prudently and in accordance with relevant laws and codes of practice;

(c)	does not sell, assign, mortgage, or otherwise dispose of any legal or beneficial rights to or in any of its assets, business, or revenue, or permit the creation of any Security Interest at any time, without the prior written consent of Party A;

(d)	does not incur, assume or guarantee any debts, without the prior written consent of Party A;

(e)	does not enter into any material contract valued in excess of RMB 5,000 without the prior written consent of Party A, except in the ordinary course of business;

(f)	does not, under any circumstance, enter into any contract valued in excess of RMB 100,000 without the prior written consent of Party A;

(g)	does not extend any loan or credit to any party, or provide any guarantee or assume any obligation of any party, without the prior written consent of Party A;

(h)	provides all information relating to its operations and financial affairs to Party A upon Party A’s request;

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(i)	does not merge or consolidate with any third party or acquire or invest in any third party, without the prior written consent of Party A;

(j)	notifies Party A immediately should any legal action, arbitration or administrative procedure relating to its assets, operations or income arise or become likely to arise;

(k)	promptly executes all documents and takes all other actions which are reasonably necessary for the lawful performance of the provisions and aim of this Agreement and the documents beneficial to this Agreement; and

(l)	does not pay dividends or distributions of any kind to its shareholders without the prior written consent of Party A.

3.2	Personal Undertakings of Party B and Party C. Party B and Party C each further undertakes to:

(a)	convene a shareholders meeting of the Company to vote in favor of the transfer of his share of the Equity Interests as contemplated under this Agreement, at the request of Party A;

(b)	promptly execute all documents and take all other actions that are reasonably necessary for the lawful performance of the provisions and objectives of this Agreement;

(c)	appoint only persons nominated by Party A to serve as directors of the Company; and

(d)	strictly comply with and perform the provisions of this Agreement and any other contracts entered into jointly or separately by the Parties, and not do anything that will affect the validity and enforceability of such contracts.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Party B and Party C. Each of Party B and Party C hereby represents and warrants to Party A that, as of the Signing Date :

(a)	she has the legal capacity to enter into and perform this Agreement;

(b)	she has been duly authorized to grant the Option to Party A;

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(c)	her execution and performance of this Agreement will not result in a breach of any law, regulation, authorisation or agreement to which he is subject;

(d)	this Agreement constitutes legal, valid, and binding obligations enforceable against him;

(e)	she is the lawful owner of the Equity Interests and has not created any Security Interest over the Equity Interests other than under the Equity Pledge Agreement; and

(f)	there is no ongoing or pending dispute, action, arbitration, administrative procedure or other legal proceeding against him.

4.2	Company. The Company represents and warrants to Party A that, as of the Signing Date:

(a)	it is a company incorporated and validly existing under the laws of the PRC;

(b)	it has all due power and authority to enter into and perform this Agreement;

(c)	its execution and performance of this Agreement will not result in a breach of any law, regulation, authorisation or agreement to which it is subject;

(d)	it is the lawful owner of its assets, and has not created any Security Interest over such assets;

(e)	it does not have any outstanding debts other than those incurred in the ordinary course of business and which have been disclosed to Party A; and

(f)	there is no ongoing or pending dispute, action, arbitration, administrative procedure or other legal proceeding relating to the Equity Interests, its assets or itself.

5.	TERM

This Agreement will take effect on the Signing Date, and will continue with full force and effect until the earlier of the date on which:

5.1	Party A has acquired the all of the Equity Interests; and

5.2	this Agreement is terminated by the mutual written consent of the Parties.

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6.	CONFIDENTIALITY

6.1	Confidentiality Obligations. Each Party (“Receiving Party”) shall maintain the strict confidentiality of any and all Confidential Information of any other Party (“Disclosing Party”) to which it may become privy before or during the performance of this Agreement, and shall not disclose any such Confidential Information to any third party, except to its relevant employees, officers, affiliates and advisors (as applicable) on a “need-to-know” basis and provided that the aforesaid recipients of Confidential Information are subject to written confidentiality undertakings which are no less strict than the obligations set out in this Agreement. A Receiving Party shall use any Confidential Information of a Disclosing Party for the sole purpose of performing this Agreement and such other purposes as authorized by the Disclosing Party in writing.

6.2	Exceptions. The disclosure of Confidential Information by the Receiving Party will not be deemed a breach of its confidentiality obligations under the following circumstances;

(a)	the Disclosing Party has given its prior written consent to the disclosure;

(b)	the Confidential Information has entered the public domain through no fault or wrongful act of the Receiving Party;

(c)	the Confidential Information has been rightfully received by the Receiving Party from a third party that developed such information independently and was not subject to any confidentiality obligation with regard to the same;

(d)	the Confidential Information was, prior to the execution of this Agreement or any other separate non-disclosure agreement, previously existing and independently developed by the Receiving Party without the use, directly or indirectly, of the Confidential Information; or

(e)	where the disclosure of Confidential Information is required pursuant to law or a court order of competent jurisdiction, provided that such disclosure will be limited to the extent required by such applicable law or court order, and provided further that the Receiving Party has notified the Disclosing Party of the need to disclose the Confidential Information in question, such that the Disclosing Party will have the opportunity to oppose the disclosure thereof by means of any available objections or appeals.

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7.	BREACH OF CONTRACT

7.1	Breach. A Party will be deemed to be in breach of this Agreement if:

(a)	it fails to perform its obligations under this Agreement fully and in a timely manner, and does not rectify any such failure within 30 days after written demand from any other Party requesting the same; or

(b)	any representation or warranty made by such Party under this Agreement proves to be or becomes materially false, misleading or untrue.

7.2	Liability for Breach. Any Party that breaches this Agreement shall indemnify the other Parties against, and compensate them for, any damages or losses incurred as a result, including third-party claims.

8.	FORCE MAJEURE

A Party who is unable to perform its obligations under this Agreement as a direct result of a Force Majeure will not be deemed to be in breach of this Agreement, provided that the following conditions are satisfied simultaneously:

8.1	its failure to perform its obligations under this Agreement has been directly caused by Force Majeure;

8.2	it has used commercially reasonable efforts to perform its obligations under this Agreement and has taken necessary precautions to reduce the losses to the other Parties arising from the Force Majeure;

8.3	it has immediately informed the other Parties in writing of the occurrence of Force Majeure; and

8.4	it has provided written information and supporting documentation, including a statement of the reasons for the delay in implementing or partially implementing this Agreement, within 15 days after the occurrence of the Force Majeure.

9.	GOVERNING LAW

This Agreement will be governed by and construed in accordance with the laws of the PRC, without giving either reference or effect to any principle of conflict of laws or choice of laws.

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10.	DISPUTE RESOLUTION

10.1	If any dispute arises from or in connection with this Agreement, the Parties shall attempt in the first instance to resolve it through friendly consultations or mediation. If the dispute cannot be resolved within 30 days after the commencement of discussions, then any Party may submit the dispute to the China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration which shall be conducted in Shanghai in accordance with CIETAC’s arbitration rules in effect at the time of applying for arbitration. The arbitral award will be final and binding upon both Parties. The number of arbitrators will be one. The arbitration proceedings will be conducted in English.

10.2	The wiParty B, Party C and the Company shall cooperate fully with Party A to affect any such assignment, including signing any documentation.nning Party may, at the cost and expense of the one or more losing Parties, apply to any court of competent jurisdiction for enforcement of such arbitral award.

10.3	DuringParty B, Party C and the Company shall cooperate fully with Party A to affect any such assignment, including signing any documentation. the period during which the dispute is being resolved, except for the matters under dispute, the Parties shall continue performing this Agreement in all respects.

11.	MISCELLANEOUS

11.1	Notices. All notices or other communications made pursuant to this Agreement will be written in English, and delivered in person (including by courier), by first class mail or facsimile, to the addresses set forth below. A notice shall be deemed to have been delivered (a) on the date of signing of the delivery receipt in the case of delivery in person (including by courier); (b) on the 10th day of the mailing date in the case of delivery by mail; and (c) on the date recorded in the transmission record in the case of facsimile, unless delivery is made after 5:00 pm on a Business Day or on a non-Business Day in the place of receipt, in which case delivery shall be deemed to occur at 9:00 am on the following Business Day.

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Party A:	Zhifu Trading (Shanghai) Co., Ltd. (志福商贸 （上海）有限公司)

Address:	Room E06, 2nd Floor, No. 225 Fute Road North, Pilot Free Trade Zone, Shanghai, PRC (中国（上海）自由贸易试验区富特北路225号 第二层E06室)

Tel:	_________

Attn:	Alan Martin Clingman

Party B:	Xiaoli Lou (娄晓丽)

Address:	[XXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXXXXX
XXXXXXX]

Tel:	[XXXXXXXXXX]

Party C:	Shufen Xiao (肖淑芬)

Address:	[XXXXXXXXXXXXXXXXXXXXXXX
XXXXXXXXXXXXXXXXXXXXXXXX
XXXXX]
[XXXXXXXXXXXXXXXXXXXXXXX
XXXXX]

Tel:	[XXXXXXXXXX]

Company:	Jihuiduo (Beijing) Technology Co., Ltd. (积惠多(北京)科技有限公司)

Address:	Room 501-19, Building 49, No. 17, South Forth Jingsheng Street, Tongzhou District, Beijing, PRC (北京市通州区景盛南四街17号院49号楼5层 501-19)

Tel:	[XXXXXXXXXX]

Attn:	Jessie Fu (付建新)

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11.2	Entire Agreement. This Agreement constitutes the entire agreement among the Parties in respect of the subject matter hereof and will supersede any previous discussions, negotiations and agreements related thereto.

11.3	Amendment. This Agreement may be amended only by a written agreement signed by the Parties, and such amendment will be attached to this Agreement as an Appendix. If required by law, the Parties shall obtain all requisite approvals from the relevant authorities to give effect to the amendment.

11.4	No Waiver. Unless otherwise agreed by the Parties in writing, any failure or delay on the part of any Party to exercise any right, authority or privilege under this Agreement, or under any other related agreement, will not operate as a waiver thereof; nor will any single or partial exercise of any right, authority or privilege preclude any other future exercise thereof.

11.5	Severability. The provisions of this Agreement are severable from each other. The invalidity of any provision of this Agreement will not affect the validity or enforceability of any other provision of this Agreement.

11.6	Assignment. Party B, Party C and the Company shall not assign any of their rights or obligations under this Agreement without the prior written consent of Party A. Party A may assign all or any of its rights or obligations under this Agreement to a Designated Person at any time. Party B, Party C and the Company shall cooperate fully with Party A to affect any such assignment, including signing any documentation.

11.7	Counterparts. This Agreement is executed in four counterparts, each of which will constitute an original and all of which, when taken together, will constitute one agreement. Each Party shall retain one counterpart.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties have executed or caused their duly authorised representatives to execute this Agreement on the Signing Date.

For and on behalf of
Zhifu Trading (Shanghai) Co., Ltd.
（志福商贸（上海）有限公司）
(Company Seal)

Signature:	/s/ Alan Martin Clingman
Name:	Alan Martin Clingman
Title:	Legal Representative

Xiaoli Lou （娄晓丽）

Signature:	/s/ Xiaoli Lou

Shufen Xiao （肖淑芬）

Signature:	/s/ Shufen Xiao

For and on behalf of
Jihuiduo (Beijing) Technology Co., Ltd
（积惠多（北京）科技有限公司）
(Company Seal)

Signature:	/s/ Xiaoli Lou
Name:	Xiaoli Lou （娄晓丽）
Title:	Legal Representative

Signature Page to the Call Option Agreement